Power of Attorney

The undersigned Director/Trustee of the
funds listed on Exhibit A (collectively,
the Funds) hereby constitutes, appoints
and authorizes each of, Andrew French,
Claudia DiGiacomo, Deborah A. Docs,
Kathleen DeNicholas, Diana Huffman,
Raymond A. OHara, Jonathan D. Shain
and Melissa Gonzalez, as true and lawful
agents and attorneys-in-fact, to sign,
execute and deliver on his behalf in
the appropriate capacities indicated,
any Registration Statements of the on
the appropriate forms, any and all
amendments thereto (including pre?
and post-effective amendments), and
any and all  supplements or other
instruments in connection therewith,
including Form N-PX, Forms 3, 4 and 5,
as appropriate, to file the same, with
all exhibits thereto, with the U.S.
Securities and Exchange Commission
(the SEC)  and   the securities
regulators of appropriate states and
territories, and generally to do all such things in his name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933, section 16(a) of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, all related requirements of the SEC and all requirements of appropriate states and territories. The undersigned does hereby give to said agents and attorneys-in-fact full power and authority to act in these premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same
Power and authority as said agents and
attorneys-in-fact would have if
personally acting. The undersigned does
hereby approve, ratify and confirm all
that said agents and attorneys-in-fact,
or any substitute or substitutes, may do by virtue hereof.




/s/ Brian K. Reid
   Brian K. Reid


  Dated   January 25, 2018


Exhibit A
        (the Funds)

         PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
PRUDENTIAL GOVERNMENT MONEY MARKET FUND, INC.
PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL INVESTMENT PORTFOLIOS 2
         PRUDENTIAL INVESTMENT PORTFOLIOS 3
         PRUDENTIAL INVESTMENT PORTFOLIOS 4
         PRUDENTIAL INVESTMENT PORTFOLIOS 5
         PRUDENTIAL INVESTMENT PORTFOLIOS 6
         PRUDENTIAL INVESTMENT PORTFOLIOS 7
         PRUDENTIAL INVESTMENT PORTFOLIOS 8
         PRUDENTIAL INVESTMENT PORTFOLIOS 9
         PRUDENTIAL INVESTMENT PORTFOLIOS, INC. 10
         PRUDENTIAL INVESTMENT PORTFOLIOS 12
         PRUDENTIAL INVESTMENT PORTFOLIOS, INC. 14
         PRUDENTIAL INVESTMENT PORTFOLIOS, INC. 15
         PRUDENTIAL INVESTMENT PORTFOLIOS 16
         PRUDENTIAL INVESTMENT PORTFOLIOS FUND, INC. 17
         PRUDENTIAL INVESTMENT PORTFOLIOS 18
         PRUDENTIAL JENNISON BLEND FUND, INC.
         PRUDENTIAL JENNISON MID-CAP GROWTH FUND, INC.
         PRUDENTIAL JENNISON NATURAL RESOURCES FUND, INC.
         PRUDENTIAL JENNISON SMALL COMPANY FUND, INC.
         PRUDENTIAL NATIONAL MUNI FUND, INC.
         PRUDENTIAL SECTOR FUNDS, INC.
         PRUDENTIAL SHORT-TERM CORPORATE BOND FUND, INC.
         PRUDENTIAL WORLD FUND, INC.
         THE TARGET PORTFOLIO TRUST
         THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2
         THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10
         (Retail Funds)

         PRUDENTIAL GLOBAL SHORT DURATION HIGH YIELD
	   FUND, INC.
         PRUDENTIAL SHORT DURATION HIGH YIELD FUND, INC.
         (Closed End Funds)

         PGIM Ultra Short Bond ETF